UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                April 16, 2003
                               ----------------
               Date of report (Date of earliest event reported)


                      Legend International Holdings, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
                ----------------------------------------------
                (State or other jurisdiction of incorporation)

         000-32551                                       23-3067904
 ---------------------------                 ---------------------------------
  (Commission File Number)                   (IRS Employer Identification No.)

  2000 Hamilton Street, #520, Philadelphia, Pennsylvania       19130-3883
  ------------------------------------------------------       ----------
        (Address of principal executive offices)               (Zip Code)

                                (215) 893-3662
                                --------------
             (Registrant's Telephone Number, Including Area Code)

                                    FORM 8-K

ITEM 5.   OTHER EVENTS.

The Registrant has filed for and received a new CUSIP number to reflect the Registrant's name change, as previously reported, which will be reflected on the books and records of the stock transfer agent; new stock certificates will not be issued unless requested in writing by a stockholder. Effective April 16, 2003, the Registrant's new CUSIP Number is: 52467C 10 0.



                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LEGEND INTERNATIONAL HOLDINGS, INC.
                                            (Registrant)


Date: April 18, 2003                        By:   /s/ Michael C. Tay
                                                -----------------------------
                                                  Michael C. Tay, President